Exhibit 10.28

1515 Broadway

New York, NY 10036-5794

Michael D. Fricklas

Executive Vice President

General Counsel and Secretary

Tel 212 258 6070

Fax 212 258 6099

Email: michael.fricklas@viacom.com

August 26, 2004

Blockbuster Inc. 1201 Elm Street Dallas, Texas 75270 Attn: Edward B. Stead, General Counsel:	[VIACOM LOGO]

Dear Mr. Stead:

Reference is made to the Amended and Restated Release and Indemnification Agreement, dated as of June 18, 2004 (the “Agreement”), by and between Viacom Inc. (“Viacom”) and Blockbuster Inc. (“Blockbuster”) and to the Registration Statement on Form S-4 filed by Blockbuster with the Securities and Exchange Commission (the “SEC”) on June 18, 2004, as amended by Amendment No. 1 filed by Blockbuster with the SEC on July 29, 2004 and Amendment No. 2 filed by Blockbuster with the SEC on August 24, 2004 (collectively, and as such may be further amended from time to time, the “Form S-4”).

As a result of amendments made to the Form S-4 after the initial filing thereof, Viacom and Blockbuster hereby agree to replace Schedule 2.04(a) of the Agreement in its entirety with Annex A of this letter and Schedule 2.04(b) of the Agreement in its entirety with Annex B of this letter.

Please acknowledge your agreement to the foregoing by signing in the space indicated below and returning the enclosed copy of this letter.

Very truly yours,

VIACOM INC.

By:	/s/ Michael D. Fricklas
Name:	Michael D. Fricklas
Title:	Executive Vice President, General Counsel and Secretary

Accepted and Agreed:

BLOCKBUSTER INC.

By:	/s/ Edward B. Stead
Name:	Edward B. Stead
Title:	General Counsel

Annex A

Schedule 2.04(a)

LETTER FROM BLOCKBUSTER’S CHAIRMAN & CEO JOHN ANTIOCO
SUMMARY
The Companies—Blockbuster
Description of Capital Stock of Blockbuster
Comparative Per Share Data—Blockbuster Per Share Data
Selected Historical Financial Data for Viacom and Blockbuster—Blockbuster Selected Historical Financial Data
Summary Unaudited Pro Forma Consolidated Condensed Financial Information for Viacom and Blockbuster—Blockbuster Summary Unaudited Pro Forma Consolidated Condensed Financial Information
RISK FACTORS
Risk Factors Relating to Blockbuster’s Business
RECENT DEVELOPMENTS
Payment of Special Distribution and Blockbuster Indebtedness
Stock Option Adjustment
Blockbuster Launch of Online DVD Rental Service
THE TRANSACTION
Recommendation of Special Committee to Blockbuster’s Board of Directors
Report of Lazard and Opinion of Houlihan Lokey
Blockbuster Charter and Bylaw Amendments
BLOCKBUSTER STOCK OPTION MATTERS
MARKET PRICES AND DIVIDEND INFORMATION
Shares of Blockbuster Class A and Class B Common Stock and Dividends
CAPITALIZATION OF VIACOM AND BLOCKBUSTER
Blockbuster
BLOCKBUSTER UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
NOTES TO BLOCKBUSTER UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
AGREEMENTS BETWEEN VIACOM AND BLOCKBUSTER AND OTHER RELATED PARTY TRANSACTIONS
Other Arrangements with Viacom and its Affiliates—Paramount Pictures
Other Arrangements with Viacom and its Affiliates—Advertising with Viacom Affiliates
Other Arrangements with Viacom and its Affiliates—Showtime Networks
Other Arrangements with Viacom and its Affiliates—Insurance Premiums
Other Arrangements with Viacom and its Affiliates—Interest Rate Swaps
Other Arrangements with Viacom and its Affiliates—Midway Games
Other Arrangements with Viacom and its Affiliates—Other
INTERESTS OF CERTAIN PERSONS
Blockbuster—Employments Agreements
Blockbuster—Stock Option Arrangements
Blockbuster—Compensation of Members of Blockbuster Special Committee
Blockbuster—Relationship of Directors and Executive Officers with Viacom
Blockbuster—Relationship of Blockbuster Director with J.P. Morgan Chase & Co.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF BLOCKBUSTER AND TRANSACTIONS WITH MANAGEMENTS AND CERTAIN BENEFICIAL OWNERS
DESCRIPTION OF CAPITAL STOCK OF BLOCKBUSTER
COMPARISON OF STOCKHOLDER RIGHTS
Comparison of Blockbuster Stockholder Rights
DESCRIPTION OF OTHER MATERIAL AGREEMENTS
WHERE YOU CAN FIND MORE INFORMATION ABOUT VIACOM AND BLOCKBUSTER

Blockbuster Information
ANNEX A—BLOCKBUSTER’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003
ANNEX B—BLOCKBUSTER’S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED JUNE 30, 2004

Annex B

Schedule 2.04(b)

COVER PAGE
QUESTIONS AND ANSWERS ABOUT THIS EXCHANGE OFFER
SUMMARY
The Companies—Viacom
The Exchange Offer
Spin-Off and Dispositions of Blockbuster Common Stock
Risk Factors
Comparative Market Value of Securities
Regulatory Approval
U.S. Federal Income Tax Consequences
Accounting Treatment of This Exchange Offer
The Exchange Agent
The Information Agent
The Co-Dealer Managers
Comparative Per Share Data—Viacom Per Share Data
Selected Historical Financial Data for Viacom and Blockbuster—Viacom Selected Historical Financial Data
Summary Unaudited Pro Forma Consolidated Condensed Financial Information for Viacom and Blockbuster—Viacom Summary Unaudited Pro Forma Consolidated Condensed Financial Information
RISK FACTORS
Risk Factors Relating to Viacom’s Business
Risk Factors Relating to this Exchange Offer
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
RECENT DEVELOPMENTS
Goodwill and Other Intangible Assets
THE TRANSACTION
Background of this Exchange Offer
Reasons for this Exchange Offer
Effects of this Exchange Offer
Participation by National Amusements
Blockbuster Equity Capitalization Following this Exchange Offer
Blockbuster Director Resignations
No Appraisal Rights
Litigation Relating to this Exchange Offer
Regulatory Approval
Accounting Treatment
Tax Treatment
THE EXCHANGE OFFER
SPIN-OFF AND DISPOSITIONS OF BLOCKBUSTER COMMON STOCK
MARKET PRICES AND DIVIDEND INFORMATION
Shares of Viacom Class A and Class B Common Stock and Dividends
CAPITALIZATION OF VIACOM AND BLOCKBUSTER
Viacom
VIACOM UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
NOTES TO VIACOM UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION
AGREEMENTS BETWEEN VIACOM AND BLOCKBUSTER AND OTHER RELATED PARTY TRANSACTIONS
Relationships between Viacom and Blockbuster—Initial Public Offering and Split-Off Agreement
Relationships between Viacom and Blockbuster—Release and Indemnification Agreement
Relationships between Viacom and Blockbuster—Transition Services Agreement

Relationships between Viacom and Blockbuster—Registration Rights Agreement
Relationships between Viacom and Blockbuster—Tax Matters Agreement
Relationships between Viacom and Blockbuster—Judgment Sharing Agreement
Relationships between Viacom and Blockbuster—Director and Officer Insurance Agreement
Relationships between Viacom and Blockbuster—Director and Officer Indemnification Guarantee
Other Arrangements with Viacom and its Affiliates—Director and Officer Liability Insurance Program
U.S. FEDERAL INCOME TAX CONSEQUENCES
INTERESTS OF CERTAIN PERSONS
Blockbuster—Indemnification Arrangements
Blockbuster—Insurance Arrangements
Viacom
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF VIACOM
COMPARISON OF STOCKHOLDER RIGHTS
Comparison of Viacom Stockholder Rights
SHARES ELIGIBLE FOR FUTURE SALE
LEGAL MATTERS
EXPERTS
WHERE YOU CAN FIND MORE INFORMATION ABOUT VIACOM AND BLOCKBUSTER
Viacom Information
SCHEDULE I—DIRECTORS AND EXECUTIVE OFFICERS OF VIACOM